Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-A

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.8981%



        Excess Protection Level
          3 Month Average   4.61%
          July, 1997   4.52%
          June, 1997   4.87%
          May, 1997   4.46%


        Cash Yield                                  17.53%


        Investor Charge Offs                         4.92%


        Base Rate                                    8.09%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $ 30,179,392,749.44


        Investor Participation Amount               $ 760,000,000.00


        Seller Participation Amount                 $ 5,486,155,230.95